EXHIBIT 99

Form 4 - Joint Filer Information


Name:                                       Frost Gamma Investments Trust

Address:                                    4400 Biscayne Boulevard
                                            15th Floor
                                            Miami, Florida  33137

Designated Filer:                           Phillip Frost, M.D.

Issuer & Ticker Symbol:                     SafeStitch Medical, Inc. (SFES.OB)

Date of Event Requiring
            Statement:                      March 7, 2008


Signature: /s/ Phillip Frost, M.D., Trustee
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            Phillip Frost, M.D., Trustee